                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   American Artists Entertainment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   AMERICAN ARTISTS ENTERTAINMENT CORPORATION
                          6600 PEACHTREE DUNWOODY ROAD
                             BUILDING 600, SUITE 250
                             ATLANTA, GEORGIA 30328



                                                                    May 18, 1999



Dear Stockholder,


         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of American Artists Entertainment Corporation (the "Company"), which will be held at the offices of the Company located at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia, 30328, on Friday, June 18, 1999 commencing at 2:00 p.m. Atlanta time (EDT). The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

         It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.


                                           Sincerely yours,




                                           Steven D. Brown
                                           Chief Executive Officer

                   AMERICAN ARTISTS ENTERTAINMENT CORPORATION
                          6600 PEACHTREE DUNWOODY ROAD
                             BUILDING 600, SUITE 250
                             ATLANTA, GEORGIA 30328
                            TELEPHONE: (770) 390-9180

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  JUNE 18, 1999

         The 1999 Annual Meeting of Stockholders of American Artists Entertainment Corporation (the "Company") will be held at the offices of the Company located at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia, 30328, on Friday, June 18, 1999, commencing at 2:00 p.m. Atlanta time (EDT), for the following purposes:

         1. To elect eight persons to serve as Directors of the Company until the next annual meeting of stockholders or until their respective successors are duly elected and have qualified including three Directors to be elected by the holders of the Company's Class A Common Stock and five Directors to be elected by the holders of the Company's Class B Common Stock;

         2. To consider and vote upon a proposal to amend the Company's 1996 Stock Option Plan as previously adopted by the Board of Directors of the Company;

         3. To transact such other business as may properly come before the meeting.


         The Board of Directors has fixed the close of business on May 12, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

                                        By Order of the Board of Directors,


                                        J. Eric Van Atta
                                        Secretary
Atlanta, Georgia
May 18, 1999

                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                   AMERICAN ARTISTS ENTERTAINMENT CORPORATION
                          6600 PEACHTREE DUNWOODY ROAD
                             BUILDING 600, SUITE 250
                             ATLANTA, GEORGIA 30328
                            TELEPHONE: (770) 390-9180
                            FACSIMILE: (770) 390-9463

                     -------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  JUNE 18, 1999

                     -------------------------------------



         This Proxy Statement and the accompanying proxy card are furnished to the stockholders of American Artists Entertainment Corporation, a Missouri corporation (the "Company"), in connection with the solicitation of proxies for Class A Common Stock and Class B Common Stock by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on June 18, 1999, at the Company's headquarters located at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia, 30328, at 2:00 p.m., Atlanta time, and any adjournments thereof. All stockholders are encouraged to attend the meeting. Your proxy is requested, however, whether or not you attend in order to assure maximum participation.

         At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy bearing a later date or by delivering written notice of revocation to the Secretary of the Company prior to the day of the Annual Meeting or by appearing and voting in person at the meeting.

         The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. Solicitation of proxies also may be made by personal interview, telephone and facsimile transmission and by directors, officers and employees of the Company without special compensation therefor.

         It is anticipated that this proxy statement, accompanying proxy, the Company's Annual Report on Form 10-KSB for the year ended July 31, 1998 and the Company's 1996 Stock Option Plan, as amended on June 25, 1998, will first be mailed to the Company's stockholders on or about May 18, 1999.

                         QUORUM AND VOTING REQUIREMENTS


         The close of business on May 12, 1999, has been fixed as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. On that date, the Company had outstanding 4,999,726 shares of its Class A Common Stock, $.001 par value (the "Class A Common Stock"), and 3,055,515 shares of its Class B Common Stock, $001 par value (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"). Holders of the Class A Common Stock and the Class B Common Stock are entitled to vote on every matter submitted to the stockholders, voting together as a single class except with respect to the election of directors (as described below) and as otherwise provided by law.

         The Company's current Board of Directors consists of Steven D. Brown, Rex Hauck, John W. Boyd, Malcolm C. Davenport, V, Dan W. Holloway, Norman J. Hoskin, Ben E. Noble and Dr. Glen Warren. Of the outstanding shares of Common Stock on the Record Date, the above Board of Directors held in the aggregate:
(i) 1,477,827 shares of Class A Common Stock (excluding 336,998 shares issuable upon the exercise of certain options and warrants), constituting approximately 29.56% of that class; (ii) 1,661,042 shares of Class B Common Stock (excluding 255,115 shares issuable upon the exercise of certain options and warrants), constituting approximately 54.36% of that class; and (iii) approximately 38.97% of the combined voting power of both classes of the outstanding Common Stock. The current Board of Directors has informed the Company that they will vote, individually, for (i) the election to the Board of Directors of the Company of each of the eight nominees identified in this Proxy Statement; and (ii) the proposal to amend the Company's 1996 Stock Option Plan as previously adopted by the Board of Directors of the Company.


         At the Annual Meeting, a quorum will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock that are outstanding and entitled to vote. Abstentions and all shares held by a broker or nominee who lacks authority to vote such shares will be treated as present for purposes of determining a quorum.

         The Company's stockholders are entitled to one vote at the Annual meeting for each share of Common Stock held of record by them on the Record Date, except with respect to the election of directors. Votes may be cast for or withheld from each nominee for director. Holders of the Class B Common Stock are entitled to elect the greater of (i) the majority of the Board of Directors or
(ii) the number of directors that most closely represents the proportion of the Common Stock which the Class B Common Stock constitutes, and holders of the Class A Common Stock voting as a separate class will be entitled to elect all other members of the Board of Directors. The directors will be elected by a plurality of the votes cast by holders of the shares entitled vote. Abstentions and broker non-votes will have no effect on voting with respect to the election of directors.

         Votes may be cast for, against or withheld from approval of the proposal to amend the Company's 1996 Stock Option Plan. The affirmative vote of the majority of the votes cast is required to approve the proposal to amend the Company's 1996 Stock Option Plan as previously adopted by the Board of Directors of the Company. Abstentions and broker non-votes will have no effect on voting with respect to this proposal.

         Each proxy for Class A Common Stock or Class B Common Stock that is properly executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the proxy will be voted for the election of the nominees (Class A or Class B, as the case may be) listed below under the caption "Election of Directors," and for the proposal relating to the change of the Company's 1996 Stock Option Plan, as described in this proxy statement. A proxy given pursuant to this solicitation may be revoked by a shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, a proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company either an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

                            I. ELECTION OF DIRECTORS

NOMINEES

         The Bylaws of the Company provide that the Board of Directors shall consist of a maximum of fifteen directors, the exact number of directors being established by action of the Board taken from time to time. The Board of Directors has set the number of directors at eight. Pursuant to calculations made in accordance with the Bylaws and the Articles of Incorporation of the Company regarding the number of directors each class of stock (voting separately) is entitled to elect, holders of Class B Common Stock are entitled to elect five directors, and holders of Class A Common Stock are entitled to elect the remaining three directors. The term of office for each director continues until the next annual meeting of shareholders and until his or her successor, if there is to be one, has been elected and has qualified.

         In the event that any nominee for director withdraws or for any reason is not able to serve as a director, each proxy that is properly executed and returned will be voted for such other person as maybe designated as a substitute nominee by the Board, but in no event will any Class A proxy be voted for more than three nominees or Class B proxy be voted for more than five nominees. All of the nominees are currently directors of the Company, and the Company has no reason to believe that any nominee will not serve if elected.

         Certain information relating to each nominee proposed by the Board, including his or her principal occupation during the past five years, is set forth below.

                                CLASS A NOMINEES

         DR. DAN W. HOLLOWAY (77) - Dr. Holloway is a physician in private practice in Las Vegas, Nevada, and has been affiliated, as a resident physician, with Desert Springs Hospital since 1982. Dr. Holloway has also served as Chairman of the Department of Family Practice at Desert Springs Hospital since 1993. Dr. Holloway became a director of the Company in September 1996.

         NORMAN J. HOSKIN (64) - Mr. Hoskin has been Chairman of the Board of Directors of Atlantic International Entertainment Group, Ltd., and Atlantic International Capital, Inc., since July 1994. He was previously Chairman of Atlantic Capital Group, Ltd., a venture capital advisory service, from 1986. From 1968 through 1983, Mr. Hoskin was president of Rentar

Driver Services, one of the largest transportation, warehousing and banking conglomerates in the U.S. prior to the 1986 Deregulation Act. Mr. Hoskin is secretary, treasurer and a director of Aquacare Systems, Inc., a producer of water purification and fluid technology equipment, and has been a past director of Consolidated Technologies Corp., a diversified manufacturing company, COTG Technologies Group, Inc., a technology company, Trans Global Services, Inc., a telephone and internet communications company and Sequential Information Systems, Inc., a high-tech aircraft equipment company. Mr. Hoskin became a director of the Company in September 1996.

         BEN E. NOBLE (46) - Mr. Noble is a private investor and has been president and chairman of The Noble Group, LLC., a management investment and consulting firm, since 1989. He is also on the board of directors for many other corporate and civic organizations, including five internet companies. Mr. Noble became a director of the Company in March 1997.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.

                                CLASS B NOMINEES

         STEVEN D. BROWN (52) - Mr. Brown founded the Company in July 1991 with Mr. Hauck and served as Chairman of the Board from July 1997 through July 1998, as Co-Chairman of the Board from July 1994 through July 1997 and as Chief Executive Officer since the Company's inception.

         REX A. HAUCK (48) - Mr. Hauck founded the Company in July 1991 with Mr. Brown. He served as Executive Vice President from the inception of the Company until July 1994, when he was elected Co-Chairman of the Board, which position he held from July 1994 until July 1997, and Co-President and currently serves as President.

         JOHN W. BOYD (62) - Dr. Boyd has been a private investor since January 1996, was a physician on the staff of Southwest Regional Medical Center from 1969 to January 1996 and President of Boyd Medical Clinic in McComb, Mississippi, from 1965 to December 1995. Dr. Boyd became a director of the Company in July 1991.

         MALCOLM C. DAVENPORT, V (47) - Mr. Davenport has practiced law in West Point, Georgia, since October 1993, originally as a sole practitioner and since 1996 as a partner in the firm of Coulter & Davenport. Mr. Davenport previously practiced law in Dalton, Georgia, as a sole practitioner from 1984 to 1991 and as a partner in Ponder & Davenport, P.C., from 1991 to 1993. He is currently a director of ITC DeltaCom, Inc. a communications holding company, and a director and secretary of Spintek Gaming Technologies, Inc., a gaming technology manufacturer and licensor. Mr. Davenport became a director of the Company in July 1994.

         DR. GLEN C. WARREN (67) - Dr. Warren served as Chairman of the Board of River Oaks Hospital in Jackson, Mississippi, 1988-1998, President of Mississippi Diagnostic Imaging Center, Ltd., since 1986 and is a Clinical Professor of Neurological Surgery at the University of Mississippi School of Medicine. Dr. Warren became a director of the Company in July 1994.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.

                             ADDITIONAL INFORMATION

BOARD MEETINGS

         The business of the Company is managed by or under the direction of the Board of Directors. The Board of Directors met on five occasions and acted by unanimous written consent on five occasions during the year ended July 31, 1998. Each of the directors attended at least 80% of the aggregate of (1) the total meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he or she served, during the periods that he served with exceptions of Malcolm C. Davenport and Norman J. Hoskin, both of which attended 60% of such meetings and Dr. Dan W. Holloway, who attended 20% of such meetings. Currently, there are no standing compensation arrangements for non-executive Board of Director or Board of Director committee members.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors currently has an Executive Committee and a Stock Option Committee.

         The Executive Committee, which currently consists of Glen C. Warren (Chairman) and Steven D. Brown, may exercise all the powers and authority of the Board of Directors except as otherwise provided by law or by the Company's Articles of Incorporation or By-Laws. The Executive Committee acted once by unanimous consent during the year ended July 31, 1998 and did not hold any formal meetings.

         The Stock Option Committee of the Board of Directors consists of Steven
D. Brown and Rex A. Hauck. The function of the committee is to administrate the Company's stock option plan (the "Plan") and to determine the awards of stock options or rights pursuant to the Plan to members of the Board of Directors and the employees, consultants and advisors of the Company. The Stock Option Committee acted four times by unanimous written consent during the year ended July 31, 1998 and did not hold any formal meetings.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of April 23, 1999, beneficial ownership of the issued and outstanding shares of Company's Class A Common Stock and Class B Common Stock by (i) each person known to the Company to own beneficially more than 5% of the aggregate shares of Common Stock outstanding, (ii) each director and nominee for election as a director, (iii) each executive officer named in the Summary Compensation Table, and (iv) the executive officers and directors of the Company as a group. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. Beneficial ownership of common stock has been determined in accordance with Regulation 13d-3 of the Securities and Exchange Commission. Under this regulation, a person is deemed to be the beneficial owner of securities if he or she has sole or shared voting power or investment power in respect of the securities or has the right to acquire beneficial ownership within 60 days through the exercise of any option, warrant or right.

                                                     SHARES OF CLASS A                 SHARES OF CLASS B
                                                     -----------------                 -----------------
                                                        COMMON STOCK                      COMMON STOCK
                                                        ------------                      ------------
NAME                                             NUMBER            % OF CLASS      NUMBER            % OF CLASS
----                                             ------            ----------      ------            ----------
Steven D. Brown (1)                              449,400               9.09%       606,127              19.49%
Rex Hauck (1), (2)                               599,600              12.13%       601,029              19.32%
J. Eric Van Atta (1), (3)                         37,231                 *         183,257               5.62%
John W. Boyd (1), (4)                            394,396               7.79%        46,210               1.46%
Glen Warren (1), (5)                             138,564               2.75%       475,486              14.56%
Malcolm C. Davenport, V (1), (6)                  41,866                 *         152,133               4.86%
Ben E. Noble (1), (7)                            113,332               2.26%            --                 --
Norman Hoskin (1)                                     --                 --             --                 --
Dan Holloway (1), (8)                             77,667               1.56%        35,172               1.12%
-----------------------------------
Vivian W. Jones (9)                              250,600               5.07%       179,050               5.76%
  4319 Lehaven Circle
  Tucker,  GA 30084
Fontenelle, LLC                                  800,000              16.18%            --                 --
  345 North Maple Drive, Ste. 358
  Beverly Hills, California 90210
  Attn:  Steven Antebi
F T Enterprises, Inc.                            400,000               8.09%            --                 --
  345 North Maple Drive, Suite 358
  Beverly Hills, California 90210
  Attn:  David Antebi
-----------------------------------
All Officers  and  Directors as a Group
(10 persons total)                             1,969,665              36.58%     2,134,862              60.11%
                                               =========           ========      =========           ========

         *        Any percentages under one percent (1%) are not shown.

         (1) The address for the officers and directors is the corporate office of the Company located at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia 30328.

         (2) Includes 11,524 shares of Class B common stock and 200 shares of Class A common stock owned by Mr. Hauck's minor children, as to which Mr. Hauck disclaims beneficial ownership.

         (3) Includes 36,664 shares of Class A common stock subject to purchase under currently exercisable options and 150,254 shares of Class B common stock subject to purchase under currently exercisable options.

         (4) Includes 43,965 shares of Class B common stock subject to purchase under currently exercisable options and 115,000 shares of Class A common stock subject to purchase under currently exercisable warrants. Also includes 2,245 shares of Class B common stock and 100 shares of Class A common stock owned by Mr. Boyd's spouse, as to which Mr. Boyd disclaims beneficial ownership.

         (5) Includes 154,851 shares of Class B common stock subject to purchase under currently exercisable warrants and options and 102,000 shares of Class A common stock subject to purchase under currently exercisable warrants. Also includes 12,315 shares of Class B common and 100 shares of Class A common stock owned by Dr. Warren's wife, as to which Dr. Warren disclaims beneficial ownership.

         (6) Includes (i) 87,830 shares of Class B common stock, (ii) 20,100 shares of Class A common stock and (iii) 6,666 shares of Class A common stock subject to purchase under currently exercisable options, all of which are held by Mr. Davenport as trustee of a family trust. Also includes 21,127 shares of Class B common stock subject to purchase under currently exercisable options and 15,000 shares of Class A common stock subject to purchase under currently exercisable warrants.

         (7) Includes 73,332 shares of Class A common stock subject to purchase under currently exercisable warrants.

         (8) Includes 35,172 shares of Class B common stock subject to purchase under currently exercisable options and 25,000 shares of Class A common stock subject to purchase under currently exercisable warrants.

         (9) Includes 14,555 shares of Class B common stock and 100 shares of Class A common stock owned by Ms. Jones' minor son as to which Ms. Jones disclaims beneficial ownership, and 72,875 shares of Class B common stock and 400 shares of Class A common stock transferred by Ms. Jones to other relatives, which shares are subject to a one year Lock-Up Agreement dated December 31, 1998 which remains in force for one year from the date of the agreement.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table furnishes compensation information for the year ended July 31, 1998, for the chief executive officer; no other executive officers earned more than $100,000 during the year ended July 31, 1998. During fiscal 1998 the Company's chief executive officer did not receive, and as of April 23, 1999, did not hold any stock options or SARs.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION
                                                     -------------------------------
         NAME AND                       FISCAL                                          OTHER ANNUAL
         PRINCIPAL POSITION             YEAR          SALARY           BONUS            COMPENSATION
         ------------------             ----          ------           -----            ------------

         Steven D. Brown                1998         $ 89,210           -0-                  -0-
           Chief Executive Officer      1997           99,360           -0-                  -0-
                                        1996          104,040           -0-                  -0-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to an agreement dated August 31, 1993, and restructured November 3, 1995, the Company acquired all of the outstanding stock of Current Corporation (later renamed First Light Entertainment Corporation) from Ms. Vivian Jones in exchange for 439,650 shares of Class B common stock and an option to purchase up to 879,300 additional shares of Class B common stock on or before September 1, 2003, at a price of $0.85 per share. Ms. Jones' options became exercisable in three annual increments of 293,100 shares each, the last of which vested September 1, 1996. Ms. Jones' option expired, without exercise, in January 1999. Current Corporation, organized by Ms. Jones in August 1993, had acquired certain assets of Jayan House, Ltd., a commercial production business with which she had been employed, in exchange for its 4.37%, $100,000 principal amount note, payable in 20 equal quarterly installments of principal and interest commencing November 1993. First Light Entertainment Corporation had not made the last two full quarterly installments under this note agreement as of March 1999.

         From December 1993 through July 1997, Dr. Glen Warren purchased 86,205 shares of Class B common stock at an aggregate price of $125,000 ($1.45 per share). In connection with certain of these purchases, Dr. Warren also received warrants for the purchase of 25,862 shares of Class B common stock at a price, to be determined by the related agreement, between $2.56 and $3.41. These warrants expired without exercise in June 1998.

         In July 1993, Dr. Glen Warren and Dr. John Boyd personally secured a $100,000 revolving bank line of credit for the benefit of the Company. In September 1994, the revolving line of credit was replaced by a note which the Company repaid in monthly installments. This note was paid in full in fiscal 1997.

         In June 1994, the Company purchased a 49% interest in Diversity Filmworks, Inc., a newly incorporated corporation, consisting of 490 shares of common stock, for a purchase price of $245. The owner of the other 51% is Tyrone
C. Johnson. In September 1996, the Company and Mr. Johnson entered into a stockholder agreement pursuant to which the size of Diversity's board of directors was set at five, of which three will be individuals designated by the Company.

         From December 1993 to July 1997, the Company made seven loans totaling $71,176 to Steven D. Brown, each of which was represented by an unsecured promissory note due December 1998, with accumulated interest of 7% per annum. In December 1998, the Company extended the due date of these notes to December 1999.

         From December 1993 to July 1997, the Company made five loans totaling $54,767 to Rex Hauck, each of which was represented by an unsecured promissory note due December 1998, with accumulated interest of 7% per annum. In December 1998, the Company extended the due date of these notes to December 1999.

         From December 1993 to July 1997, the Company made four loans totaling $87,600 to Vivian Jones, each of which was represented by an unsecured promissory note due December 1998, with accumulated interest of 7% per annum. Ms. Jones repaid $23,000 against these notes in October 1996. In December 1998, the Company extended the due date of these notes to December 1999.

         In April 1996 Messrs. Brown and Hauck, Dr. Warren and Ms. Jones entered an agreement under which they agreed to vote all their shares of Class A and Class B common stock as a block in accordance with the majority vote (by shares) among themselves. By reason of their corporate offices, share ownership or voting agreements they may be deemed "controlling persons" of the Company.

         In May 1996, the Company agreed to issue to Dr. Glen Warren options, exercisable through June 2000, for the purchase of 28,208 shares of Class B common stock, at $1.71 per share, contingent upon Dr. Warren arranging for the Company a three month $75,000 line of credit. The line of credit was arranged in July 1996. In November 1996, the Company converted this line of credit into a six month unsecured note due May 1997 with a per annum interest rate of 8.75%. The due date of the note has been subsequently extended at each successive due date for an additional six month period. The note is currently due in November 1998. Dr. Warren is the co-signer on the note.

         The Company's original agreement dated May 16, 1995, as amended, with Atlantic International Capital, Ltd., ("AIC"), of which Norman Hoskin is an officer and stockholder, was terminated by mutual consent on September 27, 1996. The Company then entered a new agreement retaining AIC, effective October 1, 1996, (i) to advise and offer counsel concerning communications and relations with investors and with market makers in the common stock of the Company, and
(ii) to provide other business advice and counsel. This agreement was terminated, by mutual consent of both parties, on October 31, 1996.

         In October 1996, Dr. Glen Warren and Malcolm C. Davenport, V each loaned $25,000 to the Company for use as working capital and to fund operating losses. The loans are due upon demand by the respective holders, but no later than August 1997, and bear interest at the prime rate plus 1%. As consideration, the Company issued each of the lenders an option to purchase up to 9,403 of Class B common stock at $1.71 per share at any time through June 2000. The Company re-paid $25,000 of these loans in June 1997; the remaining loan's fixed due date was extended to August 1, 1998 and was settled in February 1998.

         In a private placement completed in May 1997, two directors of the Company subscribed as follows for units consisting of 10,000 shares of Class A common stock and a warrant, exercisable through June 2000, to purchase 3,333 shares of Class A common stock at a price of $3.00 per share: Mr. Noble, four units for $100,000; and Mr. Davenport, two units for $50,000 (including one unit as trustee of the Malcolm C. Davenport Trust).

         In April 1997, Dr. Glen Warren made a short-term advance, without interest, of $30,000 to the Company for a period of eight days.

         In June 1997, Dr. Glen Warren loaned the Company $30,000. This demand loan, as amended, bore interest at the prime rate plus 1% and was due on demand, but no later than August 1, 1998. The Company settled this loan in August 1997.

         In July 1997 certain directors of the Company guaranteed revolving lines of credit, or extended personal revolving lines of credit to the Company in the following principal amounts; Messrs. Boyd, Davenport and Dr. Warren, $75,000 each; Mr. Noble, $100,000. The lines of credit bear interest on loan balances outstanding at the prime rate plus 1% and are due July 1998. As consideration, in October 1997 the Company issued each member of the group warrants for the purchase of 5,000 shares of Class A common stock at $4.58 per share, exercisable through June 2000, in respect of each $25,000 of revolving line of credit guaranteed or provided. The maturity date for the line of credit with Mr. Noble was extended, by amendment, to April 1999.

         The revolving lines of credit related to Messrs. Boyd, Davenport and Dr. Warren, amounting to $225,000 in the aggregate, were not extended by the bank beyond July 1998. However, the guarantees have remained in place for these lines of credit. The Company is currently discussing its various options with the individual guarantors and the bank.

         In August 1997, Dr. Glen Warren purchased 36,364 shares of Class A common stock for a an aggregate price of $100,000. In connection with this purchase Dr. Warren also received a warrant to purchase 37,000 shares of Class A common stock at $2.80 per share, exercisable through June 2000.

         In August 1997, Messrs. Boyd, Davenport, Noble and Dr. Warren, participated in the organization of Video Communications Network, LLC ("VCN"), a 83.3% owned subsidiary of the Company that is in the planning and development stage. In exchange for nominal consideration, this group received 666 Ordinary LLC shares of VCN, representing 6.7% of the outstanding Ordinary and Deferred LLC shares.

         In October 1997, Ben E. Noble received warrants to purchase 40,000 shares of Class A common stock at a purchase price of $4.58 per share, exercisable through June 2000, in consideration of his having agreed to join the board of directors.

         In January 1998, the Company sold a portion of its interest in VCN, representing 444 LLC shares, to Messrs. Boyd, Noble, Dr. Warren and a shareholders for nominal consideration.

         In January 1998, Ben E. Noble extended a loan to the Company in the amount of $75,000. This loan is unsecured, bear interest at the prime rate plus 1% and is due on demand.

         In February 1998, Dr. Glen Warren subscribed for one unit of a VCN private placement offering. Each unit in the private placement was priced at $100,000 and consisted of 222 LLC shares and a warrant to purchase 50,000 shares of the Company's Class A common stock, exercisable at $3.00 per share through January 2001.

         In February 1998, John Boyd extended a loan to the Company in the amount of $75,000. This loan is unsecured, bear interest at the prime rate plus 1% and is due on demand.

         In April 1998, the Company entered into an agreement to pay Ben E. Noble ten percent (10%) interest on his investments into False River, LLC. The Company agreed to pay such interest in consideration of Mr. Noble being the initial and largest investor in False River, LLC and agreed to pay such interest until such time that his investments were repaid from the proceed of the sale of any and all distribution rights associated with the feature film currently titled False River.

         During the period of April 1998 to February 1999, certain members of the board of directors purchased preferred distribution LLC share interests in False River, LLC. The amount of funds received from the sale of these interests were as follows: Ben E. Noble $311,526; Dr. Glen Warren $147,000; Norman Hoskin $7,738; John Boyd $50,000 and Steven Brown $53,800.

         During the period of May 1998 to July 1998, Dr. Warren loaned the Company $370,500, in the aggregate. These notes are unsecured, bear interest at the prime rate plus 1% and are due on demand but no later than September 1999.

         In July 1998, Atlantic International Entertainment, Inc., a corporation whose chairman, Norman Hoskin, is a member of the board of directors, purchased preferred distribution LLC share interests in False River, LLC. These interests had a purchase price of $100,000.

         In July 1998, Dr. Glen Warren extended a non-interest bearing loan amounting to $37,500 to the Company, which was repaid in July 1998.

         In August 1998, Robert Martinez extended a loan to the Company amounting to $26,264. This note is secured, bears interest at the prime rate plus 1% and is due on demand but no later than September 1999. The Company has pledged as security its interest in the ordinary LLC shares of False River, LLC to the extent that any principal and accrued interest remain unpaid at maturity under this note agreement.

         During the period of August 1998 to October 1998, Dr. Glen Warren loaned the Company $68,000, in the aggregate. These notes are unsecured, bear interest at the prime rate and are due on demand, but no later than September 1999.

         During the period of December 1998 to January 1999, Dr. Warren extended loans to the Company amounting to $137,000. These loans are unsecured, bear interest at the prime rate plus 1% and are due on demand.

         In February 1999, the Company issued to John Boyd a warrant to purchase 100,000 shares of the Company's Class A common stock as additional consideration for his commitment to invest $50,000 in False River, LLC. The warrant is exercisable at $.20 per share, through January 2004. False River, LLC received $25,000 in January 1999 and $25,000 in February 1999 relative to this commitment.

         In February 1999, Steve Brown extended a loan to the Company amounting to $11,000. This note is secured, bears interest at the prime rate plus 1% and is due on demand but no later than September 1999. The Company has pledged as security its interest in the ordinary LLC shares of False River, LLC to the extent that any principal and accrued interest remain unpaid at maturity under this note agreement.

         In February 1999, Norman Hoskin extended a loan to the Company amounting to $10,000. This loan is unsecured, bears interest at the prime rate plus 1% and is due on demand, but no later than September 1999.

         In March 1999 the agreement by and between Steven D. Brown, Rex Hauck, Dr. Glen Warren and Ms. Vivian Jones dated April 1996 where the parties agreed to vote all their shares of Class A and Class B common stock of the Company ("Committed Shares") as a block in accordance with the majority vote (by shares) among themselves was terminated by written agreement executed by Messrs. Brown and Hauck, the shareholders of record holding a majority of the Committed Shares then subject to the Agreement.

         In March 1999 Robert A. Martinez, an officer, and Dr. Dan W. Holloway, a director, each purchased one unit of a private placement of the Company's securities, with each unit priced at $25,000 and consisting of 50,000 shares of Class A common stock of the Company and for no additional consideration a warrant to purchase an additional 25,000 Shares at a price of $1.30 per share at any time on or before December 31, 2001.

         During the period of October 1998 through March 1999, the Company sold a total of 6.8 units of its private placement for an aggregate dollar amount of $170,000 and an aggregate of 340,000 shares of Class A common stock ("Shares") and an aggregate of 170,000 shares issuable under currently exercisable warrants. Each unit was priced at $25,000 and consisted of 50,000 shares of Class A common stock of the Company and for no additional consideration a warrant to purchase an additional 25,000 shares at a price of $1.30 per share at any time on or before December 31, 2001.


     II. PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN, AS AMENDED

         On June 25, 1998, the Company's Board of Directors approved a proposal to amend the Company's 1996 Stock Option Plan, as amended ("Stock Option Plan") which is attached hereto as Exhibit "A". This amendment will (i) increase the maximum number of shares of Class A or Class B common stock ("Common Stock") with respect to options and stock appreciation rights which may be granted under the Stock Option Plan from 2,500,000 shares to 5,000,000 shares of Common Stock in the aggregate, and (ii) will remove the $100,000 aggregate Fair Market Value limitation on an Incentive Stock Option grantee during any calendar year.

         The Board of Directors believes that stock options are an important means of attracting and encouraging the continued employment and services of officers and other key employees. The purpose of the Stock Option Plan is to further the growth and success of the Company by enabling selected employees to acquire shares of common stock, thereby increasing their personal interest in such growth and success, and to provide a means of rewarding outstanding performance by such persons. The Board of Directors believes that the Company should continue to have the incentive of stock options available as a means of attracting and retaining officers and other key employees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE RESOLUTION TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN, AS AMENDED.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters to be presented for action at the meeting. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's officers, directors, and persons who own more than ten percent of the registered class of the Company's equity securities to file reports with the Securities and Exchange Commission (the "SEC") regarding beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 1998, all officers, directors and greater then ten percent beneficial owners complied with the
Section 16(a) filing requirements of the 1934 Act, with the following exception:
(i) Dr. Glen C. Warren, a director, failed to timely file Form 4 in relation to two transactions.

STOCKHOLDER PROPOSALS

         Any stockholder of the Company who wishes to present a proposal at the 2000 Annual Meeting of Stockholders of the Company and who wishes to have such proposal included in the Company's proxy material for that meeting must deliver a copy of such proposal to the Company at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia 30328, Attention; Corporate Secretary, for receipt not less than 120 days nor more than 150 days prior to the date of this notice to stockholders for the 1999 Annual Meeting of Stockholders; however, if next year's annual meeting of stockholders is held on a date more than 30 days before or after the anniversary of the 1999 Annual Meeting of Stockholders, any stockholder who wishes to have a proposal included in the Company's proxy statement for that meeting must deliver a copy of the proposal to the Company a reasonable time before the proxy solicitation is made. The Company reserves the right to decline to include in the Company's proxy material any stockholder's proposal which does not comply with the rules of the SEC for inclusion therein.

                             YOUR VOTE IS IMPORTANT

         You are encouraged to let us know your preference by marking the appropriate boxes on the enclosed proxy card.

                                  EXHIBIT "A"

                        AMERICAN ARTISTS FILM CORPORATION

                       1996 STOCK OPTION PLAN, AS AMENDED
                                ON JUNE 25, 1998

                                    ARTICLE I

                  PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

         I.1 Purpose. The purpose of this 1996 Stock Option Plan is to promote the long-term success of American Artists Film Corporation ("AAF"), and its subsidiaries and to encourage growth in shareholder value by providing financial incentives to selected members of its Board of Directors, employees, consultants and advisers who are in positions to make significant contributions toward that success.

         I.2 Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

                  (a) "Board of Directors" means the Board of Directors of AAF.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means the Stock Option Committee of the Board of Directors, which shall be composed of two or more members appointed from time to time by the Board of Directors from among its members.

                  (d) "Common Stock" means the Class A or Class B Common Stock of AAF, $0.001 par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 4.1 hereof.

                  (e) "Company" means AAF and any subsidiary of AAF, including subsidiaries of AAF which become such after adoption of this Plan.

                  (f) "Fair Market Value" of a share of Common Stock on a specified date means: (i) if the Common Stock is then traded on a national securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or (ii) if the Common Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or (iii) if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

                  (g) "Grant Date," as used with respect to a particular Option or Stock Appreciation Right, means the date as of which the Option or Stock Appreciation Right is granted by the Committee pursuant to the Plan.

                  (h) "Grantee" means the person to whom an Option or Stock Appreciation Right is granted by the Committee pursuant to the Plan.

                  (i) "Incentive Stock Option" means an Option, or any portion thereof, granted to an employee of the Company which qualifies as an Incentive Stock Option as described in Section 422 of the Code, unless the Committee expressly designates the Option, or such portion thereof, as a Nonqualified Stock Option.

                  (j) "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

                  (k) "Option" means an Option granted by the Committee pursuant to Article II to purchase shares of Common Stock, which shall be designated at the time of grant as either an Incentive Stock Option or a Nonqualified Stock Option, as provided in Section 2.1 hereof.

                  (l) "Option Agreement" means the agreement between AAF and a Grantee under which the Grantee is granted an Option or an Option and Stock Appreciation Rights pursuant to the Plan.

                  (m) "Option Period" means, with respect to any Option or Stock Appreciation Right granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Committee in its sole discretion shall determine and during which the Option or Stock Appreciation Right may be exercised.

                  (n) "Plan" means the 1996 American Artists Film Corporation Stock Option Plan as set forth herein and as amended from time to time.

                  (o) "Stock Appreciation Right" means a right granted pursuant to Article III hereof by the Committee, in conjunction with an Option, to receive payment equal to any increase in the Fair Market Value of a share of Common Stock from the Grant Date to the date of exercise of such right, in lieu of exercise of the Option for such share.

                  (p) "Total and Permanent Disability," as applied to a Grantee of an Incentive Stock Option, means that the Grantee (i) has established to the satisfaction of the Committee that the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 105(d)(4) of the Code), and (ii) has satisfied any requirement imposed by the Committee in regard to evidencing such disability.

         I.3      Aggregate Limitation.

                  (a) The maximum number of shares of Common Stock with respect to which Options and Stock Appreciation Rights may be granted shall not exceed a total of 5,000,000 shares in the aggregate, subject to possible adjustment in accordance with Section 4.1.

                  (b) Any shares of Common Stock to be delivered by AAF upon the exercise of Options or Stock Appreciation Rights shall, at the discretion of the Board of Directors, be issued from AAF's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

                  (c) The Committee may grant new Options and Stock Appreciation Rights hereunder with respect to any shares for which an Option or Stock Appreciation Right expires or otherwise terminates prior to being exercised.

         I.4      Administration of the Plan.

                  (a) The Plan shall be administered by the Committee, which shall have the authority:

                           (i) To determine the members of the Board of Directors and the employees, consultants and advisers of the Company to whom, and the times at which, Options and Stock Appreciation Rights shall be granted, and the number of shares of Common Stock to be subject to each such Option and Stock Appreciation Right, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

                           (ii) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

                           (iii) To prescribe the terms and conditions of the Option Agreements for the grant of Options and Stock Appreciation Rights (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan; and

                           (iv) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

                  (b) All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or any Option or Stock Appreciation Right shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of AAF, and any persons having any interest in any Options or Stock Appreciation Rights. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

                  (c) The Committee members shall comprise persons who have not in the year prior to their appointment participated in the Plan or in any other discretionary plan for acquiring stock, stock options or stock appreciation rights of the Company, and the members shall not be eligible to participate in any such plans within one year after leaving the Committee.

         I.5 Eligibility for Awards. The Committee shall in accordance with Articles II and III designate from time to time the members of the Board of Directors and the employees, consultants and advisers of the Company who are to be granted Options and Stock Appreciation Rights. In no event may a member of the Committee or a person who is not an employee of the Company be granted an Incentive Stock Option under the Plan.

         I.6 Effective Date and Duration of Plan. The Plan shall become effective June 1, 1996; provided, that any grant of Options or Stock Appreciation Rights under the Plan prior to approval of the Plan by the shareholders of AAF is subject to such shareholder approval within 12 months of adoption of the Plan by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan (but not any Options or Stock Appreciation Rights then outstanding) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

                                   ARTICLE II

                                  STOCK OPTIONS

         II.1     Grant of Options.

                  (a) The Committee may from time to time, subject to the provisions of the Plan, grant Options to members of the Board of Directors and to employees, consultants and advisers of the Company under appropriate Option Agreements to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in
         Section 1.3(a).

                  (b) The Committee may designate any Option (or portion thereof) as an option to purchase either Class A Common Stock or Class B Common Stock. Any portion of an Option which the Committee does not designate as an option to purchase Class B Common Stock shall be an option to purchase Class A Common Stock.

                  (c) The Committee may designate as an Incentive Stock Option any Option (or portion thereof) granted to an employee or the Company which satisfies the requirements of Section 2.3 hereof. Any portion of an Option that is not designated as an Incentive Stock Option (or otherwise does not qualify as an Incentive Stock Option) shall be a Nonqualified Stock Option. A Nonqualified Stock Option must satisfy the requirements of Section 2.2 hereof, but shall not be subject to the requirements of Section 2.3.

         II.2     Option Requirements.

                  (a) An Option shall be evidenced by an Option Agreement specifying the number and class of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that Option.

                  (b) No Option shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

                  (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

                  (d) The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee.

                  (e) The option price per share of Common Stock shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date.

                  (f) An Option shall not be transferable other than by will or the laws of descent and distribution. During the Grantee's lifetime an Option shall be exercisable only by the Grantee or, if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the Option is otherwise exercisable hereunder, an Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise the Option under the Grantee's will or by the applicable laws of descent and distribution.

                  (g) Except as otherwise provided in the Option Agreement, an Option, to the extent that it has not previously been exercised, shall terminate prior to the expiration of its Option Period upon the first to occur of: (i) the expiration of two years after the death of the Grantee, or (ii) if the Option is an Incentive Stock

         Option, the expiration of one year after the Grantee ceases to be an employee of the Company due to disability, or (iii) if the Option is an Incentive Stock Option, the expiration of three months after the Grantee ceases to be an employee of the Company for any reason other than death or disability.

                  (h) A person electing to exercise an Option shall give written notice of election to AAF in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may specify, which may include shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option.

                  (i) The exercise of any number of Stock Appreciation Rights granted under an Option Agreement shall result in a simultaneous corresponding reduction in the number of shares of Common Stock then available for purchase upon exercise of the related Option.

         II.3     Incentive Stock Option Requirements.

                  (a) An Option granted to an employee of the Company and designated by the Committee as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and shall satisfy, in addition to the conditions of
         Section 2.2 above, the conditions set forth in this Section 2.3.

                  (b) An Incentive Stock Option shall not be granted to an individual who on the Grant Date owns stock possessing more than ten percent of the total combined voting power of all classes of stock of AAF, unless the option price per share of Common Stock will not be less than 110% of the Fair Market Value thereof on the Grant Date and the Option Period does not extend beyond five years from the Grant Date.


                                   ARTICLE III

                            STOCK APPRECIATION RIGHTS

         III.1    Grant of Rights.

                  (a) In conjunction with any Option granted hereunder, the Committee may in its discretion grant a Stock Appreciation Right with respect to each share of Common Stock that may be purchased upon exercise of the Option.

                  (b) Upon exercise of a Stock Appreciation Right, the Company shall pay to the party authorized to exercise the Stock Appreciation Right the amount by which (i) the lesser of (A) the Fair Market Value of a share of Common Stock on the date of exercise or (B) 200% of the Fair Market Value of a share of Common Stock on the Grant Date, exceeds (ii) the Fair Market Value of a share of Common Stock on the Grant Date. A Stock Appreciation Right may not be exercised unless the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of a share of Common Stock on the Grant Date.

                  (c) Payment upon exercise of a Stock Appreciation Right may be made, in the sole discretion of the Committee, (i) in cash, (ii) by delivery of shares of Common Stock valued at Fair Market Value on the date of exercise, or (iii) partly in cash and partly by delivery of shares of Common Stock.

         III.2    Requirements for Stock Appreciation Rights.

                  (a) Stock Appreciation Rights shall be granted under and evidenced by the Option Agreement under which the related Option is granted, which shall have such terms and conditions consistent with the Plan as the Committee may determine, and shall be exercisable in accordance with such terms and conditions.

                  (b) Stock Appreciation Rights granted in relation to an Option (i) shall be exercisable only to the extent and at the times the Option is exercisable, (ii) shall expire or otherwise terminate simultaneously with the expiration or termination of the related Option, (iii) shall be transferable only when the related Option is transferable and subject to the same conditions, (iv) shall be exercised by the Grantee giving written notice of such exercise to the Company in such form as the Committee may require, and (v) shall be reduced upon each exercise of the related Option by the number of Stock Appreciation Rights which corresponds to the number of shares of Common Stock purchased pursuant to such exercise.


                                   ARTICLE IV

                               GENERAL PROVISIONS

         IV.1     Adjustment Provisions.

                  (a)      In the event of:

                           (i) any stock dividend payable in respect of Common Stock; or

                           (ii) any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock; or

                           (iii) any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving AAF or a sale by AAF of all or a portion of its assets, for a different number or class of shares of stock or other securities of AAF or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and Stock Appreciation Rights and the purchase price per share which must be paid thereafter upon exercise of any option and which will be used to determine the amount which any Grantee would receive upon exercise thereafter of Stock Appreciation Rights. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of AAF, and any persons having any interest in any Options or Stock Appreciation Rights which may be granted under the Plan.

                  (b) Except as provided above in subparagraph (a) of this paragraph 4.1, issuance by AAF of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options or Stock Appreciation Rights.

         IV.2 Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or AAF may impose.

         IV.3 No Rights as Shareholder or to Employment. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to any Option or Stock Appreciation Right until certificates evidencing the shares have been issued and delivered to the Grantee or any such person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

         IV.4 Legal Restrictions. If in the opinion of legal counsel for AAF the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of AAF to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, AAF shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended (the "Act") in respect of such shares is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or AAF receives evidence satisfactory to its legal counsel that the issuance and sale of the shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. AAF shall in no event be obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

         IV.5 Rights Unaffected. The existence of the Options and Stock Appreciation Rights shall not affect: the right or power of AAF and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the AAF's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of AAF, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

         IV.6 Withholding Taxes. As a condition to exercise of an Option or Stock Appreciation Right, AAF may in its sole discretion withhold or require the Grantee to pay or reimburse AAF for any taxes which AAF determines are required to be withheld in connection with the grant or any exercise of an Option or Stock Appreciation Right.

         IV.7 Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Missouri. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Missouri, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

         IV.8 Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable, including any such amendment effected
(i) so that the Incentive Stock Options granted hereunder shall be "incentive stock options" as such term is defined in Section 422 of the Code, or (ii) to conform to any change in any law or regulation governing the Plan, or the Options or Stock Appreciation Rights granted hereunder, including (but not by way of limitation) amendments to comply with the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934; provided, however, that no such amendment shall change the following unless approved by the shareholders of AAF within twelve months following the date such amendment is adopted:

                  (a) The maximum aggregate number of shares for which Options may be granted under the Plan, except as required under any adjustment pursuant to Section 4.1 hereof;

                  (b) The Option exercise price, with the exception of any change in such price required as a result of any adjustment pursuant to
         Section 4.1 hereof, and with the further exception of changes in determining Fair

         Market Value of shares of Common Stock to conform with any then applicable provision of the Code or regulations promulgated thereunder;

                  (c) The maximum period during which Options or Stock Appreciation Rights may be exercised;

                  (d) The maximum amount which may be paid upon exercise of a Stock Appreciation Right;

                  (e) The termination date of the Plan, in any manner which would extend such date; or

                  (f) The requirements as to eligibility for participation in the Plan in any material respect.

         IV.9 Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

         AS APPROVED BY THE BOARD OF DIRECTORS OF AAF ON JUNE 25, 1998.

                                  AMERICAN ARTISTS FILM CORPORATION




                                  By: /s/ J. Eric Van Atta
                                     ----------------------------
                                     Secretary

                   AMERICAN ARTISTS ENTERTAINMENT CORPORATION

                                  CLASS A PROXY
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
        DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 18, 1999

         The undersigned hereby nominates and appoints Steven D. Brown, Rex A. Hauck and Glen C. Warren, and each of them, as proxies of the undersigned, with full power of substitution and with discretionary authority, to represent and to vote all shares of Class A Common Stock of American Artists Entertainment Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at its corporate offices located at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia 30328 at 2:00 p.m., Atlanta time, (EDT) on Friday, June 18, 1999 and at any adjournment or adjournments thereof, with authority to vote said stock on the following matters:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

1. Election of Directors

[ ] FOR ALL nominees listed below            [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary below)     to vote for all nominees below.

         Dr. Dan W. Holloway      Norman J. Hoskin        Ben E. Noble

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

--------------------------------------------------------------------------------


2. Approval of the proposal to amend the Company's 1996 Stock Option Plan, as amended.

        [ ] FOR                  [ ] AGAINST               [ ] ABSTAIN

                               (Continued, and to be signed on other side)

(CONTINUED FROM OTHER SIDE)

3. Upon any matters incidental to the foregoing purposes and to transact such other business as may properly come before the meeting or any adjournment thereof.

        [ ] FOR                  [ ] AGAINST               [ ] ABSTAIN

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1-3 ABOVE. DISCRETION WILL BE USED WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

NOTE: Please sign and return promptly in the envelope provided. No postage is required if mailed in the United States.


                                    Date:                               , 1999
                                         -------------------------------


                                    -------------------------------------------
                                                      Signature

                                    -------------------------------------------
                                                      Signature

                                    Please sign exactly as your name appears.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please set forth your full title. If signer is a corporation, please sign the full corporation name by a duly authorized officer. Joint shareholders should each sign.

                   AMERICAN ARTISTS ENTERTAINMENT CORPORATION

                                  CLASS B PROXY
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
        DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 18, 1999

         The undersigned hereby nominates and appoints Steven D. Brown, Rex A. Hauck and Glen C. Warren, and each of them, as proxies of the undersigned, with full power of substitution and with discretionary authority, to represent and to vote all shares of Class B Common Stock of American Artists Entertainment Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at its corporate offices located at 6600 Peachtree Dunwoody Road, Building 600, Suite 250, Atlanta, Georgia 30328 at 2:00 p.m., Atlanta time, (EDT) on Friday, June 18, 1999 and at any adjournment or adjournments thereof, with authority to vote said stock on the following matters:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

1. Election of Directors

[ ] FOR ALL nominees listed below            [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary below)     to vote for all nominees below.

      Steven D. Brown             John W. Boyd         Malcolm C. Davenport, V
      Rex A. Hauck                Dr. Glen C. Warren

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

--------------------------------------------------------------------------------


2. Approval of the proposal to amend the Company's 1996 Stock Option Plan, as amended.

        [ ] FOR                  [ ] AGAINST               [ ] ABSTAIN

                               (Continued, and to be signed on other side)

(CONTINUED FROM OTHER SIDE)

3. Upon any matters incidental to the foregoing purposes and to transact such other business as may properly come before the meeting or any adjournment thereof.

        [ ] FOR                  [ ] AGAINST               [ ] ABSTAIN

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1-3 ABOVE. DISCRETION WILL BE USED WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

NOTE: Please sign and return promptly in the envelope provided. No postage is required if mailed in the United States.


                                    Date:                               , 1999
                                         -------------------------------


                                    -------------------------------------------
                                                      Signature

                                    -------------------------------------------
                                                      Signature

                                    Please sign exactly as your name appears.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please set forth your full title. If signer is a corporation, please sign the full corporation name by a duly authorized officer. Joint shareholders should each sign.